UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 5, 2006
Marshall Edwards, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

140 Wicks Road, North Ryde, NSW, Australia	2113
(Address of Principal Executive Offices)(Zip Code)	(Zip Code)
Registrant’s telephone number, including area code: (011) 61 2 8877-6196
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-3.1: AMENDED AND RESTATED BY-LAWS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On December 5, 2006, the Company’s Board of Directors adopted and approved amended and restated by-laws of the Company. The Company’s by-laws were principally amended to change the position of Chairman of the Board from an officer position to a non-executive position and to add a description of the Chief Executive Officer position. A complete copy of the Amended and Restated By-laws is filed as Exhibit 3.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

3.1	Amended and Restated By-laws

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.
Dated: December 5, 2006	By:	/s/ David R. Seaton
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer